                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) OCTOBER 18, 2000.

                              RADISYS CORPORATION

State of Oregon                      0-26844                   93-0945232
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(State or other jurisdiction of    (Commission                (IRS Employer
 incorporation or organization)      File No.)              Identification No.)

5445 NE Dawson Creek Drive, Hillsboro, OR                        97124
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(Address of principal executive offices)                      (Zip Code)

                                 (503) 615-1100
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              (Registrant's telephone number, including area code)

                                    No Change
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              (Former name, former address and former fiscal year,
                          if changed since last report)


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ITEM 5.    OTHER EVENTS.

            Pursuant to the requirements of Item 11(b) of Form S-3 under the Securities Act of 1933, as amended, the following unaudited pro forma consolidated condensed financial statements are attached hereto and are incorporated herein by reference:

    Unaudited Pro Forma Consolidated Condensed Statement of Operations
    Data for the year ended December 31, 1999 . . . . . . . . . . . .      F-1



                                       2

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:   October 18, 2000

                                            RADISYS  CORPORATION

                                            By:     /s/ STEPHEN F. LOUGHLIN
                                               --------------------------------
                                                     Stephen F. Loughlin
                                                     Vice President of Finance &
                                                     Administration &
                                                     Chief Financial Officer

                               RADISYS CORPORATION
          Pro Forma Consolidated Condensed Statement of Operations Data
                                   (Unaudited)
                      (In thousands, except per share date)

International Business Machines Corporation ("IBM") and RadiSys Corporation (the "Buyer" or "RadiSys") entered into a definitive agreement on February 9, 1999 under which RadiSys acquired certain assets dedicated to the design, manufacture and sale of IBM's ARTIC communications coprocessor adapter hardware and software for wide area network and other telephony applications (collectively referred to as the "ARTIC Business Unit"). IBM and RadiSys also entered into a definitive agreement on December 17, 1999 under which RadiSys acquired certain assets dedicated to IBM's Open Computing Platform (OCP) operation (collectively referred to as the "OCP Business Unit"). OCP develops and sells integrated computer-based solutions based on Intel architecture, primarily to OEM's of telecommunications equipment. Some OCP products are shipped with the IBM logo through several distributors of mid-range computer products. RadiSys has the right to continue to ship product with the IBM logo for one year. These acquisitions of the ARTIC and OCP Business Units are collectively referred to as the "Acquisitions."

The following unaudited pro forma consolidated condensed statement of operations data has been derived from the respective historical financial statements of RadiSys and the ARTIC and OCP Business Units. Such historical financial statements present the direct revenues and direct operating expenses of the ARTIC and OCP Business Units based upon the structure of the respective transactions. The ARTIC and OCP Business Units were not operated as stand-alone businesses within IBM.

Assets used in the ARTIC Business Unit were an integral part of the IBM operations to provide the design, manufacture and sale of IBM's ARTIC communications coprocessor adapter hardware and software for wide area network and other telephony applications for use in higher level products produced by IBM. Such activity was accounted for largely as internal cost transfers without any formal contracts, billing or revenue tracking. Assets used in the OCP Business Unit were an integral part of the IBM operations to provide integrated computer-based solutions based on Intel architecture, primarily to OEM's of telecommunications equipment.

The unaudited pro forma consolidated condensed statement of operations data gives effect to the Acquisitions on a purchase basis as if they had been consummated on January 1, 1999. In the opinion of management of RadiSys, all adjustments necessary to present fairly such unaudited pro forma consolidated condensed financial data have been made based on the terms and structure of the Acquisitions. This unaudited pro forma consolidated condensed statement of operations data is not necessarily indicative of what actual results would have been if the Acquisitions had occurred at the beginning of 1999 nor do they purport to indicate the results of future operations of RadiSys. This unaudited pro forma consolidated condensed statement of operations data should be read in conjunction with the historical financial statements of RadiSys and the ARTIC and OCP Business Units.


                                      F-1
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

                                                         Year Ended December 31, 1999
                                 -------------------------------------------------------------------------------------
                                    RadiSys           Artic            OCP        Pro forma                Pro forma
                                  Historical       Historical       Historical   Adjustments  References  Consolidated
                                 -----------       ----------       ----------   -----------  ----------  ------------
                                                       (1)              (1)


Total revenues                  $    251,090            9,590           48,463                            $    309,143
Operating expenses:
     Costs of sales                  158,793            4,303           33,043                                 196,139
     Research and development         30,464            1,098            4,812                                  36,374
     Selling, general &
       administrative                 36,798               89            1,146                                  38,033
     Goodwill & intangibles
       amortization                    2,460                -                -           3,018  A                5,478
     Combination costs                 5,971                -                -               -                   5,971
                                   ---------        ---------        ---------                               ---------
Total operating expenses             234,486            5,490           39,001                                 281,995
                                   ---------        ---------        ---------                               ---------
Income from operations                16,604            4,100            9,462                                  27,148
Interest and other income, net         3,073                -                -          (1,477) B                1,596
                                   ---------        ---------        ---------                               ---------
Income before income taxes            19,677            4,100            9,462                                  28,744
Income tax provision                     680                -                -           3,536  C                4,216
                                   ---------        ---------        ---------                               ---------
Net income                      $     18,997            4,100            9,462                           $      24,528
                                   =========        =========        =========                               =========

Per share data:
   Net income
     Basic                      $       1.18              N/A              N/A                           $        1.52
     Diluted                    $       1.11              N/A              N/A                           $        1.43

Weighted average shares:
     Basic                            16,158              N/A              N/A                                  16,158
     Diluted                          17,110              N/A              N/A                                  17,110



     (1) ARTIC and OCP Business Unit historical 1999 amounts represent only direct revenues and direct operating expenses.



     (A) Amount represents patent and goodwill amortization for the year ended December 31, 1999.

     (B) Amount represents an increase in interest expense assuming the cash consideration and resulting short term borrowing was transacted on January 1, 1999. The interest rate used is the pro rata interest rate charged to RadiSys in 1999 of 8.5%.

     (C) Amount represents the income tax effect of ARTIC and OCP Business Unit income from operations, after pro forma adjustments for amortization and interest income, at the statutory income tax rate of 39%.


                                      F-2